Exhibit 99.1

Investor Day NYC May 7, 2009

Forward Looking Statements & Safe Harbor This presentation contains forward-looking statements within the meaning of the United States federal securities laws, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that are not historical facts, including statements about our beliefs and expectations. These statements are based upon current plans, estimates and projections. Forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and various risk factors, many of which are outside our control, that could cause actual results to differ materially from such statements. See “Risk Factors” contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 as filed with the Securities and Exchange Commission. In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements. Important events and uncertainties that could cause our actual results, future dividends or future common share repurchases to differ include, but are not necessarily limited to: market conditions affecting our common share price; the possibility of severe or unanticipated losses from natural or manmade catastrophes, in particular catastrophes that are weather-related; the effectiveness of our loss limitation methods; our dependence on principal employees; our ability to execute the business plans of Syndicate 5151 and MUSIC effectively; increases in our general and administrative expenses due to new business ventures, which expenses may not be recoverable through additional profits; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market and our ability to capitalize on those opportunities; the sensitivity of our business to financial strength ratings established by independent rating agencies; the inherent uncertainty of our risk management process, which is subject to, among other things, industry loss estimates and estimates generated by modeling techniques; the accuracy of estimates reported by cedants and brokers on pro-rata contracts and certain excess of loss contracts where a deposit or minimum premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, particularly on longer-tail classes of business such as casualty; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic and financial market conditions; changes in and impact of governmental legislation or regulation, including changes in tax laws in the jurisdictions where we conduct business; our ability to assimilate effectively the additional regulatory issues created by our entry into new markets; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in the reinsurance industry; declining demand due to increased retentions by cedants and other factors; the impact of terrorist activities on the economy; rating agency policies and practices; unexpected developments concerning the small number of insurance and reinsurance brokers upon whom we rely for a large portion of revenues; our dependence as a holding company upon dividends or distributions from our insurance and reinsurance operating subsidiaries; and the impact of foreign currency fluctuation. We undertake no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. 2

Selected Stock Information Exchange / Ticker: NYSE / “MRH” Share Price (4/30/09): $12.46 Shares Outstanding (3/31/09): 86,329,283 Market Capitalization (4/30/09): $1.08 billion Fully Converted Book Value Per Share (3/31/09): $16.37 Annual Dividend / Yield: $0.30 / 2.4% Gross Written Premium Last 12 months: $614 million Financial Strength Rating S&P “A-”, AM Best “A-” 3

Introduction Tom Busher Deputy Chairman, Chief Operating Officer Montpelier Re Holdings Ltd. 4

Agenda 5 Time Topic Presenter 1.00 - 1.05 Introduction Tom Busher, Deputy Chairman and Chief Operating Officer 1.05 - 1.35 Montpelier Group Overview Chris Harris, President and Chief Executive Officer 1.35 - 1.45 Q&A 1.45 -2.00 Montpelier Bermuda David Sinnott , Chief Underwriting Officer 2.00 - 2.20 Montpelier London Richard Chattock, Active Underwriter Syndicate 5151 2.20 - 2.40 Montpelier US Stan Kott, President and CEO Montpelier US 2.40 - 2.50 Q&A 2.50 - 3.10 Overview of ERM Tim Aman, Chief Risk Officer 3.10 - 3.30 Review of Financials Mike Paquette, Chief Financial Officer 3.30 - 4.00 Closing Comments and Q&A Chris Harris, President and Chief Executive Officer 4.00 Cocktails

Overview: Montpelier Group Chris Harris President & Chief Executive Officer Montpelier Re Holdings Ltd. 6

7 The Montpelier Advantage • Recognized global leader in property catastrophe and short-tail reinsurance • Quoting market status and superior client service leads to preferred positions within programs • Positioned in the best priced segment of the global reinsurance market • Limited exposure to general casualty reinsurance market • Top 10 executives average 25 years of market experience • Ability to identify market opportunities and access private transactions • Relationships critical to secure preferred business • Proprietary individual account and portfolio modeling tools enable superior risk selection • Consistent house view of risk = focus on most favorable opportunities • Conservative balance sheet, favorable reserving track record, minimal long-tail reserve risk, low financial leverage • Track record of effective capital management to maximize shareholder returns Established Market Leader Financial Strength Risk Management Systems Experienced Management Team Market Positioning

Organic Platform Expansion Bermuda “monoline” Property Cat Reinsurer Global Diversified Cat Specialist Bermuda, UK, US, and Switzerland Jun 2007 – Launched new Lloyd’s Syndicate (5151) Jun 2007 – Launched US MGA platform (MUI) Aug 2007 – Opened marketing office in Switzerland (MEAG) Nov 2007 – Purchased licensed US shell (MUSIC) Q4 2008 – Lloyd’s Managing Agency approved 8 Expanded platform is now in place

Strategic Evolution Expected ROE Expected Earnings Volatility MRH (2006/07) High High Low Low MRH (Now) MRH (2010/12) MRH(Pre KRW) 9 What has not changed: 1.Focus on maximizing growth in BVPS subject to risk constraints 2.Opportunistic underwriting philosophy paired with effective capital management 3.Market leadership in property catastrophe What has changed: 1. Broader platform and product mix = more underwriting talent and wider opportunity set to complement core property treaty portfolio 2. Company’s risk tolerance reduced Reduce expected earnings volatility and increase expected return by using our broader operating platform to leverage capital more efficiently

Book Value Per Share Growth 10 14% CAGR in BVPS achieved since December 2005 while absorbing investment costs of US & UK platform build-out 14 % CAGR, including dividends

Benefits of Organic Expansion • Access complementary business opportunities • Expand underwriting reach beyond Bermuda • Lessen overall volatility with addition of low correlation business • Increased earning power of broader product mix allows reduction in risk tolerance • Global distribution and licenses • A+ (strong) rating from S&P, A (Excellent) from AM Best • Added depth to executive management team • Increased access to talent in Lloyd’s and US markets • People, products and systems we know and understand • Limits cultural clash, underwriting inconsistency, and legacy issues Closer to Clients Enhanced Management team Minimized Execution risk Reduced Earnings volatility Lloyd’s Membership 11

12 GPW Mix By Class Property Cat Reinsurance Property Specialty Reinsurance Other Specialty Reinsurance Individual Risk

GPW Mix By Segment 13 Bermuda UK US

Competitive Positioning Source: Credit Suisse, Company filings, Factset as of 4/9/09. Note: Size of bubbles representative and indicative of shareholders‘ equity at 31/12/08. XL PTP PRE MRH FSR RE RNR VR ORH AHL AXS ENH MXGL/IPCR AWH ACGL TRH (Proforma) MRH 2012 Continued focus on short-tail reinsurance, the best priced segment of the market Casualty Reinsurance Insurance Property 14

Bermuda - Montpelier Reinsurance Ltd. David Sinnott Executive Vice President and Chief Underwriting Officer Montpelier Re 15

Overview – Montpelier Bermuda Montpelier Reinsurance Ltd. • Core operating platform formed in late 2001 • Catastrophe center of excellence, recognized market leader • Superior risk selection through a combination of proprietary modeling tools and underwriting experience • 13 underwriters, 7 dedicated risk analysts • Business origination is built around strong broker relationships • Leverage Swiss marketing office to service accounts efficiently and maximize business access 16

Bermuda Operations - Lines of Business 17 Treaty Reinsurance Property Cat Existing core expertise where we are market leaders – excess of loss Cat treaty, direct reinsurance and limited retrocession Provides protection against losses from earthquakes and hurricanes, as well as other natural and man-made catastrophes Property Specialty Property risk excess of loss, predominantly excludes Cat Property pro-rata with select cedants Other Specialty Aviation, Crop, Medical Malpractice, Public Entity GL, Terrorism, and other misc. lines Property & Specialty Individual Risk Direct insurance and facultative reinsurance of Fortune 1000 companies, medium to high excess

GPW Mix By Class US 52% Europe 14% 18 2009 F • Property Cat is the dominant line: • 65% US • 35% International • US Cat book has regional and personal lines slant • PML’s are managed net • gross and ceded will fluctuate depending on retro market availability and pricing • Minimize Cat exposures in non-Cat lines • Pricing, capital allocation and risk management using CATM tool

Market Outlook 19 • Trading Conditions Improving in Majority of Classes Underwritten: • Casualty is lagging the property market • Demand for Catastrophe Protection in U.S. Market Continues to Expand: • FHCF to reduce by $2 billion for 2009 wind season • General trend to purchase additional limit to stay within risk-based capital constraints • Incremental Supply of Cat Capacity is Limited • Price Increases to Accelerate for Mid-year Renewals • Weakening Economic Fundamentals will make for Interesting Renewal Discussions Attractive market conditions

Richard Chattock Active Underwriter Syndicate 5151 London - Syndicate 5151 20

Syndicate 5151 Overview • Commenced underwriting July 1, 2007 • Launched dedicated Managing Agent (MUA) from January 2009 • Capital provided 100% via Letter of Credit by MRH • Operations in UK, Switzerland and US (MUI) • New Lines in development Building out further new underwriting lines • New Routes to market Developing our platform further in London to broaden distribution 21

Advantages of Lloyd’s platform • Global licenses • A+ ratings • Access to specialist business, closer to clients • Deep talent pool • Opportunities not seen in Bermuda • Acquisition opportunities • Flexibility (Lloyd’s trading floor, MGA Insurance, Consortiums) 22 Combination of Lloyd’s security and Montpelier brand/reputation is an attractive proposition

London Operations - Lines of Business 23 Treaty Reinsurance Property Cat Small specialist UNL retrocession book; Catastrophe for Direct & Facultative portfolios Focused on London based cedants Property Specialty Per risk reinsurance offered against Direct & Facultative, International and US treaty portfolios. Proportional property reinsurance offered against International portfolios. Other Specialty Reinsurance of specialist engineering reinsurers Workers comp Cat and personal accident excess of loss Nuclear, contingency, space and other small miscellaneous lines. Property & Specialty Individual Risk World Wide ex-US Direct & Facultative

Syndicate 5151 Premium Summary 2007 $7m 24 Gross Premiums Written Prop Cat Reinsurance Property Speciality Reinsurance Other Speciality Reinsuranmce Individual Risk

Case Study – 5151 Engineering Treaty Attraction to Montpelier: Diversifying Income, global, little US cat Mix of short tail (XOL) and longer tail (Proportional) Proportional is long tail whilst maintaining the characteristics of property business Platform: Compelling Montpelier brand and Lloyd’s A+ rating Proximity to brokers and customers Montpelier leverage: Underwriting expertise and analytics Strong cedant relationships Income growth $4m (2007) to $37m (2009 Projection) 25 Complementary to traditional property portfolio

Stan Kott CEO Montpelier US Montpelier US 26

Montpelier US Overview • Establish local presence in the largest market in the world • Access business opportunities not available from Bermuda or London • Build platform to grow Group’s individual risk business • Focus primarily on lines with limited natural catastrophe exposure • Two underwriting vehicles: 1. Montpelier Underwriting Inc (MUI) 2. Montpelier US Insurance Company (MUSIC) 27

Montpelier US MONTPELIER US INSURANCE COMPANY (Incepting Dec 2007) • Non-admitted licensed E&S company • HQ – Scottsdale, AZ • 5 underwriters • Small account E&S casualty focus • Program opportunities MONTPELIER UNDERWRITING INC. (Incepted Nov. 2007) • Agency acting as Lloyd’s coverholder • HQ – Hartford, CT • 9 underw riters • Non-catastrophe property and casualty • Program opportunities Bud Lockwood President, MUI Dick Nenaber President, MUSIC 28

Locations & Staff - US Operation Location Operations Hartford, CT Headquarters, Corporate, Operations, Legal /Compliance, Marketing, Brokered Property Facultative Shelton, CT MUI Home Office, Direct Property Facultative, Brokered Property Facultative, US Treaty, Montpelier Program Management, US Actuarial, US Cat modeling Boston, MA Direct Property Facultative Chicago, IL Direct Property Facultative Kansas City, KS Direct Property Facultative Stamford, CT US Treaty Scottsdale, AZ MUSIC Home Office and US Finance and Claims 29

US Operations - MUI 30 Treaty Reinsurance Property Cat None Property Specialty US Property Treaty - Pro-rata and risk excess covers with emphasis on smaller regional insurance companies Other Specialty None Property & Specialty Individual Risk 1. Direct Property Facultative - non-proportional, high attachment level, directly produced, large limits, low frequency, predominantly non-cat 2. Brokered Property Facultative - small limit, centralized underwriting, balanced geographic spread, lower attachment than MRe Bermuda 3. Montpelier Program Management - MGU and program business where we seek to partner with proven class or product experts

US Operations - MUSIC 31 Treaty Reinsurance Property Cat None Property Speciality None Other Speciality None Property & Specialty Individual Risk 1. Binding Authority - Small (average premium size $2,500) commercial casualty (80%) and property (20%) business sourced through select agents who have limited binding authority 2. Garage - Physical damage and liability coverage for used car dealers and independent service facilities 3. Brokerage - Larger or more complex business from the same contract agents but which must be submitted for underwriting consideration

Montpelier US Premium Summary 2007 $8m 32 Gross Premiums Written Property Specialty Reinsurance Individual Risk

Case Study – MUI Direct Property Fac • Facultative Reinsurance with high excess attachment points written directly with Ceding companies • 2009 Projected Premiums approximately $15m • Proven history on Lloyd’s paper – Lloyd’s paper and rating essential • Severity driven line and small Cat content - complements existing portfolio • Short-tail loss development = helps limit pricing risk • No broker = Client relationships critical 33 Complementary to traditional property portfolio

Overview: Enterprise Risk Management Tim Aman Senior Vice President & Chief Risk Officer Montpelier Re Holdings Ltd. 34

• Enterprise risk model considers underwriting, investment, and other key risk factors • Consistent risk management culture with risk policy approved at board level • We take risks we understand and avoid risks we don’t understand • We have experience working from our platforms: Bermuda, Lloyd’s, US MGA, US E&S • We know our people = common risk culture • CATM for real-time risk selection and risk management of all natural catastrophe exposed business • Exposure database to track property and terrorism insurance exposures to street address level • MARS to direct workflow and audit underwriting process 1. Deterministic – Caps on reinsurance and insurance contract limits by zone 2. Single-event probabilistic – Track single-event probable maximum loss at various thresholds. Absolute cap for 1-100 TVaR relative to capital 3. Multi-event probabilistic – Economic capital model simulates annual exposure to underwriting, investment, and operational risk factors. Absolute cap for 1-100 TVaR relative to capital Risk Management Consistent Enterprise-Wide Approach Multi-level Risk Constraints Proprietary Risk Management Systems Risk Appetite 35

Inputs Portfolio Integration Engine Consistent assumptions Consistent view of cat risk Modeled loss distributions Capital allocation Real-time response Risk management Portfolio optimization Pricing Quote New Quote Renewal Price Outward Reinsurance Aggregation Line of Business Geographic Zone Peril Optimization Identify growth opportunities Achieve portfolio balance Maximize profitability MRH Proprietary Peril Models CATM – Cat Exposure System Outputs CATM The ability to price cat risk and optimize return on capital across different products and regions provides a strong competitive advantage over non-specialist reinsurers and alternative insurance markets 36 Outputs

Exposure Management Terrorism – New York Wind – Florida Quake – California Wind track (Ike) • Track direct insurance exposures to location-level street address • Test scenarios (e.g., Andrew, Ike) • Manage catastrophe, terrorism, and fire / explosion exposure accumulations • Measure aggregate exposure at segment or group level 37

Single Event Exposure Management Q1 2009 10-Q Disclosure: • Estimated average market share across multiple event scenarios • Every modeled event is unique • No industry-wide set of modeling methodologies and assumptions • Significant cat model uncertainty 38 Event/Resulting Market Loss Average Market Share U.S. Hurricane / $50 billion 0.7% U.S. Earthquake / $50 billion 0.8% European Windstorm / $20 billion 1.2%

Peer Ike & Gustav losses • Ike loss validated reduction in MRH risk profile since 2005 • Zonal limits halved and modeled PMLs significantly lower • No Offshore Energy, limited Risk XL cat exposure • Loss consistent with our internal expectations • Average market share of 0.6% (07-09 events) vs. 1.7% (04-05 events) Source: Company websites, documents publicly filed with regulatory agencies and analyst reports. 39 Significant decrease in single event exposures since 2005 0% 4% 8% 12% 16% Lancashire Validus Re Flagstone RenaissanceMontpelier IPC Ike & Gustav Loss ($m) Net Impact as % of 1/1/08 Equity

Mike Paquette Chief Financial Officer & Executive Vice President Montpelier Re Holdings Ltd. Financial Overview 40

Q1 2009 Update • Net Premiums Written up 7% (9% excluding reinstatement premiums) • Investment income up slightly for the first time in 5 quarters and is expected to rise further in future periods • Repurchased $21m of debt for $15m. Issued $32m of equity at 24% premium to market • Shareholders’ equity increased by $80m during the quarter to $1.43bn. Total capital resources of $1.8bn 41 We have passed an important inflection point

Key Financial Highlights ($m’s) Q1 2009 Q1 2008 Loss Ratio 34.7% 54.5% Combined Ratio 74.1% 89.7% Operating ROE 3.4% 1.8% Change in FCBVPS (adjusted for dividends) 3.2% -0.3% • Q1 09 include $10m precautionary reserve for Klaus and $7m individual risk loss, offset by $15m of favorable development • Q1 08 included $43m for four individual risk losses and $14m of losses due to Emma, offset by $21m of favorable development 42 Solid quarter from an underwriting and investment perspective

Balance Sheet • Total capital of $1.8 billion • Risk adjusted capital at the highest point in Company’s history • Favorable development in all years from 2002 through to present • Current KRW losses lower than reserved in 2005 • Casualty lines represent less than 10% of premiums • Ratio of IBNR to case reserves for casualty book is greater than 3 to 1 • High credit quality average of AA+ for fixed income with an average duration of 1.9 years. • 8% of invested assets are in equities. • Senior Notes - 13% of Total Capital • Senior Notes + Trust Preferred - 19% of Total Capital Strong Capital Base Conservative Reserving Track Record Limited Longer-tail writings Conservative Investment Portfolio Low Financial Leverage 43

($m’s) Mar 31 2009 Dec 31 2008 Dec 31 2007 Dec 31 2006 Dec 31 2005 Investments and Cash 2,451 2,365 2,848 3,086 2,902 Total assets 2,959 2,798 3,525 3,898 4,060 Loss reserves 778 809 861 1,089 1,782 Debt 332 352 427 427 249 Shareholders’ Equity 1,437 1,358 1,653 1,493 1,058 Total Capital (ex Contingent) 1,769 1,710 2,005 1,920 1,307 Contingent equity capital - 89 89 178 0 Total capital resources 1,769 1,799 2,094 2,098 1,307 FCBVPS $16.37 $15.94 $17.88 $15.46 $11.86 Balance Sheet Highlights 44

Reserving Track Record Favorable Prior Year Reserve Development ($m’s) • Track record of reserving accuracy for large events is favorable versus peers • Annual review of reserve adequacy is performed by an independent actuarial firm 45 Consistently prudent reserving

Investments Fixed Income Characteristics: Duration 1.9 years Quality AA+ • 88% of portfolio is very liquid, very high quality, short duration fixed income securities • Duration is short to reduce exposure to increase in interest rates • Equity target is <10% • Alternatives target is < 5% 46 High quality, liquid investment portfolio

Wrap-Up and Q&A Chris Harris President & Chief Executive Officer Montpelier Re Holdings Ltd. 47

Please visit our websites for more information on our company, products and team members: www.montpelierre.bm www.mre.bm www.montpelier5151.co.uk www.montpelierus.com www.montpeliereuropa.ch Montpelier House, 94 Pitts Bay Road, Pembroke, Bermuda PO Box HM 2079, Hamilton, Bermuda, HMHX Tel: +1 (441) 296-5550 Fax: +1 (441) 296-5551